Exhibit 10.4

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [**], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIFTH AMENDMENT TO

SERVICE AGREEMENT

THIS FIFTH AMENDMENT TO SERVICE AGREEMENT (“Fifth Amendment”) is entered into as of 3/4/2025 (“Fifth Amendment Effective Date”), by and between Dave Operating LLC, f.k.a. Dave, Inc. a Delaware limited liability company (“Customer”), and Galileo Financial Technologies, LLC, a Delaware limited liability company (“Galileo”).

A.
Customer and Galileo are parties to that certain Service Agreement dated March 18, 2020 (as amended, modified, or supplemented, the “Agreement”). Capitalized terms used herein but not defined have meanings given to them in the Agreement.

B.
Customer desires to add Galileo’s Card Transaction Risk GScore (“GScore”) as a Service.

C.
Pursuant to Section 12.9 of the Agreement, the Agreement may be amended upon the written approval of Customer and Galileo.

D.
Customer and Galileo desire to amend the Agreement as set forth herein.

In consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.
Amendment.

1.1
Customer and Galileo hereby amend Section 10 of the Agreement by adding a new Section 10.8 to the end of Section 10:

10.8 PRP Data Rights and Use.

[**]

1.2
Amendment to Exhibit A (“Definitions”). Customer and Galileo hereby amend Exhibit A (“Definitions”) by adding each of the following new definitions to appear in alphabetical order:

Galileo – Dave Fifth Amendment to Service Agreement

“GScore” means Galileo’s Card Transaction Risk GScore, a Service under the Agreement with respect to Galileo’s PRP that utilizes machine learning-based risk scores to assess risks regarding card and money-movement transactions.

“PRP” means Galileo’s Payment Risk Platform, a Service under the Agreement that leverages a payment transaction fraud engine enabling Customer to configure real-time risk rules for fraudulent events.

“PRP Data” means data comprising PRP output available to Customer including certain transaction details and internal data elements provided by Galileo.

1.3
Customer and Galileo hereby amend the Processing Fees: Partner Pricing section of Exhibit C relating to Fees by inserting the following as an additional line item:

Description	Price
Card Transaction Risk GScore (per event)[1]	[**][2]

3. Miscellaneous. This Fifth Amendment constitutes the entire agreement between Customer and Galileo concerning the subject matter of this Fifth Amendment. Except as explicitly amended by this Fifth Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Fifth Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Fifth Amendment.

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1 The Card Transaction Risk GScore (“GScore”) provides a risk score for Customer to utilize in its fraud strategy. Galileo’s model is designed for Galileo clients, whose transaction and customer base may differ from those of the larger financial institutions.

2 [**]

IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the Fifth Amendment Effective Date, they are duly authorized to sign on behalf of and legally bind the applicable entity named below by executing this Fifth Amendment.

Dave Operating LLC, f.k.a Dave, Inc.: By: /s/ Kyle Beilman__________ Name: Kyle Beilman__________ Its: Chief Financial Officer_____	Galileo Financial Technologies, LLC: By: /s/ William Kennedy__________ Name: William Kennedy Its: CFO

Galileo – Dave Fifth Amendment to Service Agreement